INVESTOR PRESENTATION

First Quarter Fiscal 2020









SAFE HARBOR STATEMENT

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2018 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

TWIN DISC OVERVIEW

TWIN DISC AT A GLANCE

- Founded in 1918
- Headquartered in Racine, WI
  - ~900 employees
- Designer and manufacturer of heavy duty power transmission equipment
- A global company
  - Manufacturing operations in the U.S., Belgium, Netherlands, Italy, Switzerland and Japan (JV)
  - World-wide distributor network
  - Global: 53% of FY19 sales to international markets
- Diversified product and market portfolio made up of three product groups: marine and propulsion systems, land-based systems and industrial products
- Recently completed acquisition of Veth Propulsion (July 2019), further expanding geography and product offering
- Q1 FYI9 follow-on offering raised $32M to strengthen balance sheet and provide capital for further strategic action.


FY18 REVENUE
Industrial 13%
Other 2%
Marine & Propulsion Systems 40%
Land-Based Systems 45%


FY19 REVENUE W/ VETH PROPULSION
Industrial 10%
Other 2%
Marine & Propulsion Systems 50%
Land-Based Systems 37%

GEOGRAPHIC DIVERSITY

★ Manufacturing location ● Company owned distribution / service location ● Purchasing / sourcing offices



- North American oil and gas markets driving increase in FY18/19
- European segment has been relatively stable in recent years, Veth driving FY19 growth.
- Asia Pacific sales have experienced strong recovery in FY18 and into FY19.



Rest of World 36%
FY18 REVENUE
North America 64%
Rest of World 53%
FY19 REVENUE
North America 47%

Confidential

TWIN DISC STRATEGIC PRIORITIES

- Continued growth in land-based transmission business
- Development of hybrid technologies for diesel applications
- Integration of Veth Propulsion acquisition
- Increased focus on controls and system integration rather than individual components
- North American footprint expansion to accommodate volume growth
  - Texas facility for depot & industrial assembly (broke ground in Q3 FY19)
  - Separate aftermarket facility in SE Wisconsin (opened in May ‘19)
- M&A priorities
  - Industrial
  - Marine technology, hybrid focus

MARINE & PROPULSION – WORK BOAT / COMMERCIAL MARINE

TWIN DISC

Target Markets	**Diesel powered planning & displacement vessels 30' – 250'.**
Products - transmissions - propellers - MCD's - controls	**Azimuth Thrusters** **Transmissions** **MCDs** **Propellers**
Market Dynamics	– European market remains stable – Asian growth rebounded in FY18/19. – Long term growth in Asia, Latin America and North America expected to continue – Acquisition of Veth Propulsion expected to provide significant synergistic growth opportunities











Customers

DAMEN, INGRAM, IVECO, CAT, KIRBY, MITSUBISHI, SEACOR, Cummins, SEWART SUPPLY, LLC, TWT, VOLVO, BOURBON

MARINE & PROPULSION – PLEASURE CRAFT

Target Markets

High speed diesel powered planing & displacement yachts 50’ – 150’.

Products

- transmissions
- propellers
- controls
- Arneson surface drives
- EJS
- trim systems
- steering


Transmissions


Steering


Propellers


Surface Drives


EJS


Trim Systems


Controls

Market Dynamics

- Market remains stable but off historic highs, some market share gains recently.
- EJS™ establishing strong market acceptance.
- Estimated 5+ years before market recovers to pre-recession levels.
- Continue to emphasize technological differentiation.



Customers

FERRETTIGROUP, Hatteras, MAN, Cummins, Madeira, mtu, PALMER JOHNSON, CAT, SANLORENZO, Sunseeker, VOLVO, AZIMUT YACHTS

Confidential

MARINE & PROPULSION – PATROL CRAFT

TWIN DISC

Target Markets

High speed diesel powered planing & displacement yachts 50' – 150'.

Products

- transmissions
- propellers
- controls
- Arneson surface drives
- EJS
- trim systems
- steering


Transmissions


Steering


Propellers


Surface Drives


EJS


Trim Systems


Controls

Market Dynamics

– Experienced recent growth as demand for coastal securing applications has increased globally.

– Expect long term growth to continue.

– Demand for high performance and reliability provides competitive advantage.



Customers

CAT

חיל הים

MAN

mtu

VOLVO

Confidential

RECENT ACQUISITION: VETH PROPULSION OVERVIEW

TRANSACTION OVERVIEW & BUSINESS DESCRIPTION

- Acquired Veth Propulsion for €49.7 million; additional consideration of up to €3.3 million payable in Twin Disc common stock if certain earn-out provisions are met
- Financed with existing cash / new debt facility
- Veth Propulsion's fiscal 2019 net sales were approximately €48 million
- Global manufacturer of highly-engineered main and auxiliary marine propulsion products
- Leader in rudder propellers, bow thrusters, generator sets and engine service and repair
- Strong presence in key European maritime markets with deep and long-standing customer relationships
- Main headquarters located in Papendrecht, Netherlands with a global presence in over 40 countries

END MARKET BY SHIP TYPE


2017
Inland Marine 22%
Passenger Vessels 20%
Ferries 15%
Sea Going Vessels 13%
Workboats / Tugboats 9%
Other 21%



Z-Drives



L-Drives



Diesel Engines / Generator Sets



Propellers



Veth-Jet



Steering Grids



Electronics



Elbow Thruster

STRATEGIC RATIONALE FOR VETH PROPULSION ACQUISITION

- ☑ *Complementary product offering with exposure to new technologies*
- ☑ *Additive engineering talent and product development capabilities*
- ☑ *Acceleration of hybrid technology strategy*
- ☑ *End market diversification away from land-based energy markets and a broader array of overall demand drivers for Twin Disc (i.e., commercial marine exposure)*
- ☑ *Extension of European footprint with a new, world-class facility*
- ☑ *Significant synergy potential, with expected annual synergies of ~$2 million by FY21*
- ☑ *Compelling value creation opportunity with anticipated strong earnings accretion and return on invested capital*

LAND BASED TRANSMISSION PRODUCTS

Target Markets	**Diesel powered off-highway and all-terrain specialty vehicles 400hp – 3000hp.**
Products	 TA90-8501 Fracking Transmission  TA90-7500 Fracking Transmission  TD61-1180 ARFF Transmission
Market Dynamics	▪ **Pressure Pumping:** – Decline in global oil prices in 2015 caused drop in demand into FY17 – Started to ship units to Latin America in FY14 – Global markets continue to represent opportunity for above-average growth in the long term – After an extended pause, initial new unit order received in second quarter of FY17 – Both new unit and aftermarket activity sustained through H1 FY19, with significant decline into FY20. ▪ **Airport Rescue and Fire Fighting (ARFF) :** – Markets expected to remain stable with potential for modest growth – Released next generation transmission system for ARFF





Customers

CALFRAC WELL SERVICES
TRICAN WELL SERVICE
M.G. BRYAN EQUIPMENT CO.
FTS INTERNATIONAL
NOV
TAHA / BJ
BAE SYSTEMS
rosenbauer
PROFRAC

INDUSTRIAL PRODUCTS

Target Markets

Heavy duty industrial disconnect applications.

Products

- Mechanical & hydraulic clutches
- Reduction gearboxes
- Pump mount drives



Power Take-Off HP1200



Power Take-Off SP314



Pump Drive



Clutch

Market Dynamics

- **North American Energy Related:**
  - Impacted by fall of oil prices beginning in FY15
  - Demand recovered in FY17 through FY18 as North American oil & gas market recovered
  - Twin Disc gained market share during recovery
- **Irrigation & Pumping Applications:**
  - Power take-off and industrial gearbox lines drove growth
  - Solid reputation for quality, global service and new product development expected to continue to generate growth opportunities in the future
- **Several recent product launches expected to drive sales in near term:**
  - Leveraging controls technology as a competitive advantage
  - Accelerating activity with new customers and applications





Customers

Bandit Industries, Inc.; CAT; Cummins; Morbark; Peterson, an Astec Industries Co.

FY20 GROWTH OUTLOOK

- **Marine markets are beginning to accelerate**
  - Asian commercial marine markets softened in FY15-FY17, but experienced significant recovery in FY18 and FY19.
    - Longer term, this remains a potential high growth market for the Company's products.
  - North American commercial marine (non-oil and gas) demonstrating strong momentum .
  - Global mega yacht market remains flat, however opportunity exists for select market share gains.
  - Patrol boat market expected to continue to expand in the long-term as coastal security remains a focus around the world.
  - Veth synergies provide significant growth potential in global commercial marine applications.
- **North American oil & gas landscape key variable in near term outlook**
  - Recent activity focused on replacement market, with limited new rig construction.
  - Market feedback positive for improved activity in second half of fiscal 2020.
  - Intent on maintaining / growing our position in this market.
- **Industrial product introductions will continue to drive growth**
  - Growth of 10.2% in FY19.
  - Q1 FY20 growth of 5.9%.

FINANCIAL OVERVIEW

Q1 PERFORMANCE

NET SALES

($ in millions)



80
70
60
50
40
30
20
10
0
FY17
FY18
FY19
FY20
Base
Veth

- Weak O&G demand in FY20 following strong FY19.
- Global marine demand stable.
- Industrial demand growth trend continues.
- Veth activity remains strong.

EARNINGS PER SHARE



0.4
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
0.29
0.24
FY1
FY18
FY19
FY20
-0.24
-0.48

- FY20 impacted by volume decline, primarily O&G.
- FY20 unfavorable mix impacting margins.
- $3.9M product performance charge in quarter, roughly $0.24 impact.

NET SALES DIVERSITY

NET SALES BY CATEGORY

($ in millions)



Marine
Land-Based
Industrial
Other
80
60
40
20
0
FY17
FY18
FY19
FY20

- Marine segment includes marine transmissions, controls, surface drives, propellers and boat management systems.
- Land-Based Transmission products include applications for oilfield and natural gas, military and airport rescue and firefighting.
- Industrial products includes clutches, power take-offs and pump drives sold to the agriculture, recycling, construction and oil and gas markets.

NET SALES MIX BY GEOGRAPHY



North America
Rest of World
47%
53%
41%
59%
47%
53%
63%
37%
FY17
FY18
FY19
FY20

- North America net sales decreased significantly in FY20, mainly due to decreased activity in the oil and gas markets.
- Recent increase in ROW sales is due to Veth acquisition and decline in NA O&G activity.

HISTORICAL FINANCIAL PERFORMANCE – Q1

GROSS MARGIN



25.6%
30.8%
32.1%
16.3%
FY17
FY18
FY19
FY20

- Product performance issue recorded in Q1 impacted FY20 by 660 basis points. Excluding this, margin at 22.9% suffered with lower volume and poor product mix – O&G volume.
- FY19 margins impacted by purchase accounting amortization, approximately 140 basis points.
- FY18 gross margins were favorably impacted by higher sales volume and a favorable product mix, primarily related to increased demand from North American fracking customers for transmission and aftermarket products

NET INCOME

($ in millions)



$3.4
$2.9
FY19
FY20
$(2.7)
$(6.3)

- FY20 loss attributed to reduced volume, poor mix and product performance issue. ME&A spending controlled with reduced volume.
- FY19 improved primarily on volume, Veth acquisition, gain on Mill Log sale and improved tax rate.
- Net income turned positive in FY18 after two down years, due primarily to a favorable tax adjustment, improved volume, favorable mix, operating efficiencies and cost rationalization.

Note: Represents fiscal year ending June 30. Excludes Veth Propulsion.

PRODUCT IMAGES

MARINE & PROPULSION PRODUCTS



QUICKSHIFT®
You've got to feel it to believe it.

Marine Transmission
MGX 5065
270hp – 570hp



QUICKSHIFT®
You've got to feel it to believe it.

Marine Transmission
MGX 5600
1300hp – 2100hp



Marine Control Drive
(MCD)
5 Models
215hp – 6035hp

MARINE & PROPULSION PRODUCTS

TWIN DISC



ARNESON
BY TWIN DISC

Surface Drive



ROLLA™
A Twin Disc Company



Controls
EC 300



Express Joystick

MARINE & PROPULSION PRODUCTS - VETH



Z-Drives



L-Drives



Tunnel Thrusters



Veth-Jet



Diesel Engines / Generator Sets



Electronics

TRANSMISSION PRODUCTS



TA90-8501
Fracing Transmission
3000hp (2300kW)



TA90-7500
Fracing Transmission
2600hp (1939kW)



TD61-1180
ARFF Transmission
705hp (526kW)

Frac Rig Diagram


Engine
Transmission
Pump







INDUSTRIAL PRODUCTS



Power Take-Off
HP1200
Released 3/16



Power Take-Off
SP314



Pump Drive
AM370



Clutch



Gear Box



Universal Control Drive

HYBRID SYSTEM – SAMPLE SCHEMATIC


Diesel Driven Generator
SHORE
Hotel Load Grid
FY'19: Build Dedicated Hybrid Control Team
Diesel Driven Generator
Diesel Driven Generator
FY'20: Partner w/ Battery Management Company
Partner w/ Energy Management Company
Battery Bank
Static Converter
Generator Controller
Generator Controller
Battery Management System
Thruster Controller
Veth Propulsion Controller
FY'21: Develop Master Control System
FY'20: Partner w/ E-Motor Maker Custom and/or Off-The-Shelf
FY'21: Display Interfaces; OTS or Customized with Partner
Main Diesel Engine
VHD Hybrid Z-Drive
Drive Motor Controller
E-Motor
Main Diesel Engine
Transmission & Drive Line
FY'19-'21: Develop Master Clutch & Drop Box for MGX Adaptation

Sales / Product Management

FY'20: Form Hybrid Application & Installation Team
FY'20: Determine Sales Channel to Market
FY'21: Hire Hybrid Specialist for Service
FY'22: Full Hybrid System Launch

DRIVERS IMPACTING MARINE HYBRID ADOPTION

TWIN DISC

1. Regulation to reduce emissions
   - International Maritime Organization (UN) sulfur reduction initiative for the global shipping industry
     - Reduce emissions by 50% by 2050
   - "Black smoke" reduction initiatives in urban areas and major ports/waterways—invest only in vessels

INTERNATIONAL MARITIME ORGANIZATION

#Dieselgate

2. Financial incentives to go hybrid
   - Governments are offering subsidies to marine companies that install "green" propulsion systems
   - In the USA, EPA Volkswagen "Dieselgate" Fund

3. Economics of doing business
   - Electrical components for hybrid systems are getting cheaper
   - For certain vessel types, the added cost of installing a hybrid system makes sense due to the operation expense savings


WorkBoat NEWS BLOGS RESOURCES

Study backs plan to shift Washington ferries to hybrid-electric power

By Workboat Staff on SEPTEMBER 4, 2018 SHARE

APPENDIX

RECONCILIATION OF NET INCOME TO EBITDA

($ in thousands)

	FY17	FY18	FY19	FY20 Q1 YTD
Net Income	**($6,294)**	**$9,528**	**$10,673**	**($6,311)**
Income Taxes	**(3,414)**	**4,773**	**3,711**	**(1,618)**
Interest Expense	**303**	**282**	**1,927**	**389**
Depreciation & Amortization	**7,017**	**6,464**	**13,612**	**2,926**
Earnings before interest, taxes, depreciation and amortization (EBITDA)	**($2,388)**	**$21,047**	**$29,923**	**($4,614)**
Net Sales	**$168,182**	**$240,733**	**$302,663**	**$59,290**
EBITDA as a % of Sales	***(1.4%)***	***8.7%***	***9.9%***	***(7.8%)***

INCOME STATEMENT SUMMARY – Q1 YTD

($ in thousands)

	FY17	FY18	FY19	FY20
Net Sales	**$35,835**	**$45,064**	**$74,689**	**$59,290**
Gross Profit	**9,173**	**13,895**	**23,985**	**9,636**
% Margin	*25.6%*	*30.8%*	*32.1%*	*16.3%*
MEA Expense	**12,475**	**13,668**	**18,986**	**16,346**
Restructuring Impairment	**258**	**1,218**	**173**	**121**
Interest Expense	**53**	**64**	**717**	**389**
Misc. Exp / (Inc)	**110**	**198**	**319**	**691**
Pretax Earnings	**($3,723)**	**($1,253)**	**$3,790**	**($7,911)**
Income Taxes	**(1,052)**	**(4,658)**	**887**	**(1,618)**
Minority Interest	**(25)**	**(13)**	**(41)**	**(18)**
Net Income	**($2,696)**	**$3,392**	**$2,862**	**($6,311)**
EBITDA	**($1,779)**	**$442**	**$7,986**	**($4,614)**

NON-GAAP FINANCIAL DISCLOSURES

Non-GAAP Financial Disclosures

Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.

Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.


TWIN DISC